UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 21, 2005


                          MINN-DAK FARMERS COOPERATIVE
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             (Exact name of Registrant as specified in its charter)


         North Dakota                   33-94644              23-7222188
----------------------------   ------------------------   -------------------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                    Identification No.)

         7525 Red River Road
         Wahpeton, North Dakota                                   58075
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (701) 642-8411

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01       OTHER EVENTS.
---------       -------------

During a series of "shop meetings" held during the week of July 18, 2005 Minn-Dak Farmers Cooperative announced to the growers and shareholders in attendance its disappointment in the development of the 2005 crop of sugarbeets. It has become clear the excessive rainfall during May and June, 2005 has damaged the crop significantly. Although difficult to accurately estimate at this time, it is possible the total tonnage of sugarbeets harvested from the 2005 crop could be 30-40% less versus last year's sugarbeet tonnage of 2.29 million tons. If this reduced level of volume is realized it will be difficult for the cooperative to achieve a per ton payment, for the 2005 crop, equal to or exceeding the estimated 2004 crop payment of $35.02 per ton of sugarbeets delivered.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      MINN-DAK FARMERS COOPERATIVE


Dated: July 21, 2005                  By  /S/ David H. Roche
                                          -------------------------------------
                                          David H. Roche
                                          President and Chief Executive Officer